                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                        PRESIDENTIAL REALTY CORPORATION
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- - --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                        PRESIDENTIAL REALTY CORPORATION
                  180 SOUTH BROADWAY, WHITE PLAINS, N.Y. 10605

                          ---------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 15, 1995
                          ---------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of PRESIDENTIAL REALTY CORPORATION has been called for and will be held at 2:00 P.M., New York Time, on Thursday, June 15, 1995 at the Crowne Plaza Holiday Inn Hotel, Hale Avenue, White Plains, New York, for the following purposes:

     1. To elect, by vote of the Class A shares, 4 directors of the Company to serve for the ensuing year;

     2. To elect, by vote of the Class B shares, 2 directors of the Company to serve for the ensuing year; and

     3. To transact such other business as may properly come before the meeting.

     Only stockholders of record at the close of business on April 28, 1995 are entitled to notice of and to vote at the meeting.

     Stockholders are cordially invited to attend the meeting in person. If you are not able to do so and wish your stock voted, you are requested to complete, sign and date the accompanying proxy or proxies and promptly return the same in the enclosed stamped envelope. The proxy for Class A stock is blue and the proxy for Class B stock is white. If you hold both classes of stock please make sure that you send in both proxies.

                                          BY ORDER OF THE
                                          BOARD OF DIRECTORS

                                          ROBERT E. SHAPIRO
                                          Chairman of the Board of Directors

Dated: April 24, 1995

                        PRESIDENTIAL REALTY CORPORATION
                180 SOUTH BROADWAY, WHITE PLAINS, NEW YORK 10605

                          ---------------------------
                                PROXY STATEMENT
                          ---------------------------

     This Proxy Statement is furnished in connection with the solicitation by the management of PRESIDENTIAL REALTY CORPORATION of proxies to be used at the Annual Meeting of Stockholders of the Company to be held June 15, 1995, and at any adjournment thereof. If proxies in the accompanying form are properly executed and returned, the shares represented thereby will be voted as instructed in the proxy. A stockholder executing and returning a proxy has the power to revoke it at any time before it is voted by giving written notice to the Secretary of the Company, by submission of another proxy bearing a later date or by attending the meeting and requesting to vote in person.

     Only stockholders of record as of the close of business on April 28, 1995 will be entitled to vote.

     The distribution of this Proxy Statement and the enclosed form of Proxy to stockholders will commence on or about April 25, 1995. The Company's annual report to stockholders for 1994, including financial statements, is being mailed to stockholders with this Proxy Statement.

     As of March 31, 1995, there were outstanding and entitled to vote at the Annual Meeting 478,681 shares of the Company's Class A Common Stock (held by approximately 211 holders of record) and 3,030,879 shares of the Company's Class B Common Stock (held by approximately 1,023 holders of record). The Company is authorized to issue 700,000 Class A shares and 10,000,000 Class B shares. The holders of the Class A Common Stock have the right at all times to elect two-thirds of the membership of the Board of Directors of the Company, and the holders of the Class B Common Stock have the right at all times to elect one-third of the membership of the Board of Directors of the Company. All directors, once elected, have equal authority and responsibility. On all other matters, the holders of the Class A Common Stock and the holders of the Class B Common Stock have one vote per share for all purposes. However, no action may be taken which would alter or change the special rights or powers given to either class of Common Stock so as to affect such class adversely, or which would increase or decrease the amount of the authorized stock of such class, or increase or decrease the par value thereof, except upon the affirmative vote of the holders of the requisite majority of the outstanding shares of the class of stock so affected.

     Accordingly, the Class A shares will vote as a class for the election of four Directors of the Company to serve for the ensuing year (Proposal No. 1 on the accompanying Notice of Annual Meeting), and for this purpose each Class A share will be entitled to one vote. The Class B shares will vote as a class for the election of two directors of the Company for the ensuing year (Proposal No. 2 on the accompanying Notice of Annual Meeting), and for this purpose each Class B share will be entitled to one vote.

                             ELECTION OF DIRECTORS

ELECTION OF DIRECTORS BY CLASS A STOCKHOLDERS

     It is intended that proxies in the accompanying form as received from the holders of Class A Common Stock will be voted in favor of the four persons listed below, each of whom is at present a director, as directors for the ensuing year. If for any reason any of these nominees becomes unable to accept nomination or election, it is intended that such proxies will be voted for the election, in his place, of any substituted nominee as management may recommend, and of the other nominees listed. The management, however, has no reason to believe that any nominee will be unable or unwilling to serve as director. The directors so elected will serve until the next Annual Meeting of Stockholders and until their respective successors are duly elected and have qualified.

                                                                                  CLASS A        CLASS B
                                                                FIRST             COMMON         COMMON        PERCENTAGE OF
                                    OCCUPATION OR          BECAME DIRECTOR      BENEFICIALLY   BENEFICIALLY   ALL OUTSTANDING
          NAME AND                    PRINCIPAL           OF PRESIDENTIAL OR     OWNED AND      OWNED AND          STOCK
           AGE OF                     EMPLOYMENT           ITS PREDECESSOR      PERCENTAGE     PERCENTAGE     (CLASS A AND B
          DIRECTOR                 FOR PAST 5 YEARS            COMPANY          OF CLASS(1)    OF CLASS(1)       COMBINED)
- - ----------------------------  --------------------------  ------------------    -----------    -----------    ---------------
Robert Feder (64)...........  Partner, Cuddy & Feder,            1981                 916*        20,106*              *
                              Attorneys
Jeffrey F. Joseph (53)**....  President of                       1993             198,735           None           (5.6%)
                              Presidential since                                   (41.5%)(3)
                              February 1992 and
                              Executive Vice President
                              of Presidential from
                              November 1991 to February
                              1992. Prior thereto,
                              Executive Vice President
                              of Ivy Properties, Ltd.(2)
Robert E. Shapiro (77)**....  Chairman of the                    1961                None         41,744           (1.2%)
                              Board of Directors of                                                (1.4%)
                              Presidential and from
                              October, 1989 to February,
                              1992, President of
                              Presidential
Joseph Viertel (79)**.......  Director and Chairman              1961                None           None
                              of the Executive Committee
                              of Presidential. President
                              of Presidential until
                              retirement at June 30,
                              1987.

- - ---------------
  * Less than 1% of the class of stock

 ** Member of the Executive Committee of the Board of Directors

(1) These figures, based on information as of March 31, 1995, include 124 shares of Class A Common Stock and 27,781 shares of Class B Common Stock of Presidential held in trust or in the names of wives, the beneficial ownership of which is disclaimed by the respective Directors. Each of the owners of the shares set forth in the table has the sole voting and investment power over such shares except that such owner has no voting or investment power over shares the beneficial ownership of which is disclaimed.

(2) Ivy Properties Ltd. is a privately owned real estate investment company whose primary business was the conversion of residential properties to cooperative ownership.

(3) These shares are owned by Pdl Partnership, a general partnership in which Mr. Joseph has a 20% partnership interest. See Principal Holders of Securities below.

     Robert E. Shapiro and Joseph Viertel are brothers.

ELECTION OF DIRECTORS BY CLASS B STOCKHOLDERS

     It is intended that proxies in the accompanying form as received from the holders of Class B Common Stock will be voted in favor of the two persons listed below, each of whom is at present a director, as directors for the ensuing year. If for any reason any of these nominees becomes unable to accept nomination or election, it is intended that such proxies will be voted for the election, in his place, of any substituted nominee as management may recommend, and of the other nominees listed. The management, however, has no reason to believe that any nominee will be unable or unwilling to serve as a director. The directors so elected will serve until the next Annual Meeting of Stockholders and until their respective successors are duly elected and have qualified.

                                                                         CLASS A       CLASS B
                                                        FIRST            COMMON        COMMON       PERCENTAGE OF
                               OCCUPATION OR       BECAME DIRECTOR     BENEFICIALLY  BENEFICIALLY  ALL OUTSTANDING
        NAME AND                 PRINCIPAL        OF PRESIDENTIAL OR    OWNED AND     OWNED AND         STOCK
         AGE OF                 EMPLOYMENT         ITS PREDECESSOR     PERCENTAGE    PERCENTAGE    (CLASS A AND B
        DIRECTOR             FOR PAST 5 YEARS          COMPANY         OF CLASS(1)   OF CLASS(1)      COMBINED)
- - -------------------------  ---------------------  ------------------   -----------   -----------   ---------------
Richard Brandt (67)......  Chairman of the Board         1972               none         3,200*             *
                           of Directors of
                           Trans-Lux
                           Corporation(2)
Mortimer M. Caplin         Partner, Caplin &             1984               none        46,347           (1.3%)
  (78)...................  Drysdale,                                                     (1.5%)
                           Attorneys(3)

- - ---------------
  * Less than 1% of the class of stock

(1) These figures are based on information as of March 31, 1995. Each of the owners of the shares set forth in the table has the sole voting and investment power over such shares.

(2) Trans-Lux Corporation is a manufacturer of teleprinters, stock tickers and electronic displays and its entertainment division operates motion picture theaters.

(3) Mr. Caplin is a director of Fairchild Corporation, Fairchild Industries, Inc., Unigene Laboratories, Inc. and Danaher Corporation.

PRINCIPAL HOLDERS OF SECURITIES

     As of March 31, 1995 the following persons owned beneficially the following amounts and percentages of the Class A and Class B Common Stock of Presidential:

                                                                                             PERCENTAGE OF
                              CLASS A                        CLASS B                     ALL OUTSTANDING STOCK
                            COMMON STOCK    PERCENTAGE     COMMON STOCK    PERCENTAGE       (CLASS A AND B
                            BENEFICIALLY    OF CLASS A     BENEFICIALLY    OF CLASS B        COMMON STOCK
           NAME                OWNED       COMMON STOCK       OWNED       COMMON STOCK         COMBINED)
- - --------------------------  ------------   -------------   ------------   ------------   ---------------------
Pdl Partnership...........     198,735(1)       (41.5%)          none          none                (5.6%)
  180 South Broadway
  White Plains, N.Y. 10605
Jack Harry Stewart........      70,700(2)       (14.8%)          none          none                (2.0%)
  9300 S.W. 90th St.
  Miami, Florida
The Trust Company of
  New Jersey..............        none           none         321,100(3)      (10.5%)              (9.1%)
  35 Journal Square
  Jersey City, N.J. 07306
Westport Asset
  Management, Inc.........        none           none         279,433(4)       (9.1%)              (7.9%)
  253 Riverside Avenue
  Westport, CT 06880
All officers, and
  directors as a group (10
  persons)................     224,252(5)       (46.8%)       162,852(5)       (5.3%)             (10.9%)

- - ---------------
(1) Such amount does not include 24,601 shares owned by certain partners of Pdl Partnership, including 4,762 shares owned by a partner as trustee, the beneficial ownership of which 4,762 shares is disclaimed. The partners of Pdl Partnership are Jeffrey Joseph, an officer and director of Presidential and a nominee for director, and Steven Baruch and Thomas Viertel, officers of Presidential.

(2) Such amount includes 20,500 shares held in the name of his wife and children, the beneficial ownership of which is disclaimed. This information is based upon a Schedule 13D dated December 26, 1989 filed by Mr. Stewart. The Company has not received a more recent filing from Mr. Stewart.

(3) The Company has been informed by The Trust Company of New Jersey that it has sole voting and dispositive power with respect to 307,600 of such shares and shared voting and dispositive power with respect to 13,500 of such shares. This information is based upon an amendment dated February 13, 1995 to a
    Schedule 13G filed by The Trust Company of New Jersey.

(4) The Company has been informed by Westport Asset Management, Inc. that it has sole voting and dispositive power with respect to 88,200 of such shares and shared voting and dispositive power with respect to 191,233 of such shares. Westport Asset Management disclaims beneficial ownership of such 279,433 shares, which are held either in discretionary managed accounts or by officers and stockholders of Westport Asset Management. This information is based upon a Schedule 13G dated January 25, 1995 filed by Westport Asset Management, Inc.

(5) Such amount includes (i) 198,735 shares of Class A Common Stock owned by Pdl Partnership (see Note 1 above), (ii) 4,886 shares of Class A Common Stock and 27,781 shares of Class B Common Stock held in trust or in the names of wives, the beneficial ownership of which is disclaimed by the respective persons and (iii) options to purchase 27,500 shares of Class B Common Stock.

     Except as noted in the table, each of the owners of the shares set forth in the table has the sole voting and dispositive power over such shares except that such owner has no voting or dispositive power over shares the beneficial ownership of which is disclaimed.

     The Company's management knows of no other persons owning beneficially more than 5% of either the outstanding Class A Common Stock or the outstanding Class B Common Stock of the Company.

     Neither Pdl Partnership nor its partners have any contract, arrangement, understanding or relationship (legal or otherwise) with respect to any securities of the Company, except as described below. 212,648 Class A Shares owned by Pdl Partnership or its partners are pledged to Robert E. Shapiro and Joseph Viertel, directors of the Company, as security for loans previously made in connection with the purchase of 134,334 Class A Shares by Pdl Partnership's predecessor in interest. The partners of Pdl Partnership have entered into an Agreement pursuant to which they have agreed among themselves that the Class A Shares owned by Pdl Partnership may (1) be voted by Pdl Partnership only by action of any two of them or (2) be sold by Pdl Partnership only with the approval of any two of them.

EXECUTIVE OFFICERS

     The following table sets forth information with respect to the executive officers of Presidential. Each officer has been elected for a period of one year and thereafter until his successor is elected, subject to the terms of the Employment Agreements described below.

                          NAME                    AGE       POSITION WITH REGISTRANT
        ----------------------------------------  ---     -----------------------------
        Jeffrey F. Joseph.......................  53      President and a Director
        Thomas Viertel..........................  53      Executive Vice President and
                                                          Chief Financial Officer
        Steven Baruch...........................  56      Executive Vice President
        Elizabeth Delgado.......................  50      Treasurer
        Roslyn Lacativa.........................  57      Secretary

     Mr. Joseph has been President of the Company since February, 1992 and a Director since April, 1993. From November, 1991 to February, 1992 Mr. Joseph was an Executive Vice President of the Company. Prior to November, 1991 he was an Executive Vice President and General Counsel of Ivy Properties, Ltd., a privately owned real estate investment company whose primary business was the conversion of residential properties to cooperative ownership.

     Thomas Viertel has been an Executive Vice President of the Company since January, 1993 and its Chief Financial Officer since April of that year. From November, 1991 to December, 1992 he served as a consultant to the Company. Prior to January, 1993 he was Chairman of the Board of Ivy Properties, Ltd. Mr. Viertel is also the Chairman of the Board of Scorpio Entertainment, Inc., a privately owned company which produces theatrical enterprises. Presidential has an option to purchase all of the capital stock of Scorpio. (See Certain Transactions below.)

     Mr. Baruch has been an Executive Vice President of the Company since January, 1993. From November, 1991 to December, 1992 he served as a consultant to the Company. Prior to January, 1993 he was President of Ivy Properties, Ltd. Mr. Baruch is also the President of Scorpio Entertainment, Inc. (See Certain Transactions below.)

     Ms. Delgado has been Treasurer of the Company since 1986.

     Ms. Lacativa has been the Secretary of the Company since November, 1993. From November, 1991 to November, 1993 she was an administrative assistant at Presidential, and prior thereto she was an administrative assistant at Presidential Management Corp., a company affiliated with Ivy Properties, Ltd.

     Thomas Viertel is the son of Joseph Viertel, a Director of Presidential and the nephew of Robert E. Shapiro, a Director of Presidential. Steven Baruch is the cousin of Robert E. Shapiro and Joseph Viertel.

     Prior to August 1, 1979, Jeffrey Joseph, Thomas Viertel and Steven Baruch were executive officers of Presidential.

REMUNERATION OF EXECUTIVE OFFICERS AND DIRECTORS

     The following table and discussion summarizes the compensation for the year ended December 31, 1994 of the Chief Executive Officer of the Company and of any other executive officer of the Company who served as such at December 31, 1994 and whose total annual compensation exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                          LONG TERM
                                                                                         COMPENSATION
                                                                                        --------------
                                              ANNUAL COMPENSATION                         SECURITIES
                                             ----------------------    OTHER ANNUAL       UNDERLYING
             NAME AND                         SALARY         BONUS    COMPENSATION(A)    OPTIONS/SARS
        PRINCIPAL POSITION          YEAR       ($)            ($)           ($)              (#)
- - ----------------------------------  -----    --------       -------   ---------------   --------------
Jeffrey F. Joseph.................   1994    $227,750       $75,833          0                   0
  President and Chief                1993     218,958        50,000          0              24,000
  Executive Officer and Director     1992     212,821             0          0                   0

Thomas Viertel....................   1994    $139,327       $52,500          0                   0
  Executive Vice President           1993     123,274             0          0              18,000
  and Chief Financial Officer        1992      50,507(B)          0          0                   0

Steven Baruch.....................   1994    $157,500       $52,500          0                   0
  Executive Vice President           1993     131,250             0          0              18,000
                                     1992      50,507(B)          0          0                   0

- - ---------------
(A) Does not include perquisites or other personal benefits which in the aggregate do not exceed the lesser of (a) 10% of annual salary and bonus or
    (b) $50,000.

(B) Reflects consulting fees paid to these persons before they became employees and officers of the Company.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

                                                                                                   VALUE OF
                                                                     SECURITIES UNDERLYING       UNEXERCISED
                                                                           NUMBER OF             IN-THE-MONEY
                                                                      UNEXERCISED OPTIONS         OPTIONS AT
                                                                          AT 12/31/94           12/31/94(A)(B)
                                                                    ------------------------   ----------------
                                         SHARES                               (#)                    ($)
                                        ACQUIRED         VALUE           EXERCISABLE(E)         EXERCISABLE(E)
               NAME                  ON EXERCISE(#)   REALIZED($)       UNEXERCISABLE(U)       UNEXERCISABLE(U)
- - -----------------------------------  --------------   -----------   ------------------------   ----------------
Jeffrey F. Joseph..................         0              0             E - 0                  E - $0
  President and Chief Executive                                          U - 24,000             U - $60,000
  Officer and Director

Thomas Viertel.....................         0              0             E - 0                  E - $0
  Executive Vice President and                                           U - 18,000             U - $45,000
  Chief Financial Officer

Steven Baruch......................         0              0             E - 0                  E - $0
  Executive Vice President                                               U - 18,000             U - $45,000

- - ---------------
(A) Based on the $6.125 per share exercise price of all options and the $8.625 per share closing price on the American Stock Exchange on December 31, 1994.

(B) One third of these options became exercisable on January 1, 1995, one third may be exercised only after January 1, 1996 and one third may be exercised only after January 1, 1997, in each case only if the employee is still employed by the Company when the option first becomes exercisable.

DEFINED BENEFIT PENSION PLAN

     The Company has a Defined Benefit Pension Plan which covers substantially all of its employees, including the officers listed in the Summary Compensation Table. Directors who are not employees of the Company are not eligible to participate in the Plan. The Plan is a non-contributory, tax qualified defined benefit plan which provides a monthly retirement benefit payable for a participant's lifetime in an amount equal to the sum of (i) 6.5% of an employee's average monthly compensation and (ii) .62% of such employee's average monthly compensation in excess of the average Social Security wage base, multiplied in each case by the employee's years of service commencing after December 31, 1993 (up to a maximum of 10 years). Average monthly compensation for these purposes is the employee's monthly compensation averaged over the five consecutive Plan years which produce the highest monthly average within the employee's last ten years of service. However, the amount of compensation taken into account under a tax qualified plan is limited to $150,000 per annum in 1994, which limit may be increased in future years for cost of living increases. Maximum benefits under the Plan are attainable after ten years of service commencing after December 31, 1993, and are payable at age 65. Mr. Joseph (53 years old), Mr. Viertel (53 years old) and Mr. Baruch (56 years old) all have one year of service credited under the Plan.

EMPLOYMENT AGREEMENTS

     The Company has an employment agreement with Jeffrey F. Joseph, President of the Company, that extends through December 31, 1996 and provides for annual compensation of $227,500, subject to cost of living increases. The employee may also become entitled to a bonus for each calendar year based on a formula relating to the Company's earnings, which bonus is limited to a maximum amount of 33 1/3% of his annual basic compensation for that year. The agreement also provides for retirement benefits commencing at age 65 in the annual amount of $29,000, subject to increases based on fifty percent of any increase in the cost of living subsequent to the first year of retirement.

     The Company also has employment agreements with Steven Baruch, Executive Vice President of the Company, and Thomas Viertel, Executive Vice President and Chief Financial Officer of the Company, that each extend to December 31, 1996 and provide for annual compensation of $157,500, subject to cost of living increases. Mr. Baruch and Mr. Viertel may also become entitled to a bonus for each calendar year based on a formula relating to the Company's earnings, which bonus is limited to a maximum amount of 33 1/3% of the annual basic compensation for the year. Each of the agreements also provides for retirement benefits commencing at age 65 in the annual amount of $29,000, subject to increases based on fifty percent of any increase in the cost of living subsequent to the first year of retirement. These retirement benefits replace benefits of a substantially similar nature and amount which the employees were entitled to under employment contracts with the Company that terminated in 1979. The Company's employment agreements with Mr. Baruch and Mr. Viertel permit them to spend up to 25% of their time during normal business hours on matters related to Scorpio Entertainment, Inc., a company which is engaged in theatrical productions. Presidential has an option to purchase all of the outstanding stock of Scorpio Entertainment, Inc. (See Certain Transactions below.) From October, 1993, through June, 1994 the Company permitted Mr. Viertel to serve as the Interim President of Latin American Gold, Inc., a gold exploration company, and received a credit against salary otherwise payable to Mr. Viertel for time spent in this capacity.

     The Company also has an employment agreement with Elizabeth Delgado, the Company's Treasurer, which terminates on December 31, 1997 and provides for a minimum annual salary of $82,194 commencing January 1, 1995. Ms. Delgado received an aggregate of $79,800 of salary in 1994. The employment agreement provides for a retirement period that commences at age 65 with annual cash benefits during retirement equal to the sum of (a) 23.6% plus (b) 2.6% for each year of employment subsequent to December 31, 1994, up to a maximum of 60% of the average of the three highest annual salary rates paid during employment, provided that such annual benefits shall not exceed $50,046 per annum, and provided further that any payments to be made under the retirement provisions of the employment agreement shall be reduced dollar for dollar by any amounts payable to the employee as a participant under the Company's Defined Benefit Pension Plan. Annual cash retirement benefits payable by the Company to Ms. Delgado under such employment agreement cannot be less than $20,003, but could be higher depending upon future rates of compensation and the terms of any subsequent employment agreement.

     During the retirement periods under the above agreements, the employees will also be entitled to the continuation of certain life, group health and disability insurance benefits. None of the employment contracts described above provide death benefits for the recipients or for funding by Presidential of the anticipated retirement benefits.

COMPENSATION OF DIRECTORS

     The Company pays each Director (other than Jeffrey F. Joseph, who is the President of the Company, Robert E. Shapiro, who is the Chairman of the Board of Directors of the Company, and Joseph Viertel, who is the Chairman of the Executive Committee of the Board of Directors of the Company) $10,000 per annum plus $1,250 for each meeting of the Board of Directors attended and $1,250 for each Committee meeting attended, plus in each case reimbursement of expenses. The Company pays Robert E. Shapiro and Joseph Viertel $35,000 per annum for serving, respectively, as Chairman of the Board of Directors and Chairman of the Executive Committee. The Company ordinarily does not pay any other compensation to Directors for their services as Directors.

     Presidential also has employment agreements with two directors (who were executive officers of the Company prior to their retirement) providing for stipulated annual payments for life (plus continuation of life, group health and disability insurance benefits). The annual cash retirement benefits paid under these contracts in 1994 were as follows:

                                                                             ANNUAL CASH RETIREMENT
                                                                          BENEFIT (SUBJECT TO INCREASE
           NAME AND AGE                 POSITION WITH PRESIDENTIAL               FOR INFLATION)
- - ----------------------------------  ----------------------------------    ----------------------------
Robert E. Shapiro (77)............  Director and Chairman of the Board              $121,535
                                      of Directors. Retired as
                                      President in 1992.
Joseph Viertel (79)...............  Director and Chairman of the                     106,320
                                      Executive Committee. Retired as
                                      President in 1987.

CERTAIN TRANSACTIONS

     Presidential currently has loans outstanding to certain affiliates of Ivy Properties, Ltd. (collectively "Ivy") as more fully described in the table set forth below. Ivy is owned by Thomas Viertel, Steven Baruch and Jeffrey Joseph (the "Ivy Principals"). Mr. Joseph is currently the President and a Director of Presidential and is a nominee for Director. Mr. Viertel is currently an Executive Vice President and the Chief Financial Officer of Presidential and is the son of Joseph Viertel, a Director of Presidential, and a nephew of Robert E. Shapiro, also a Director of Presidential. Steven Baruch is currently an Executive Vice President of Presidential and is a cousin of Robert E. Shapiro and Joseph Viertel.

     Pdl Partnership, a partnership which is wholly owned by the Ivy Principals, currently owns 198,735 shares of the Company's Class A Common Stock. As a result of the ownership of these shares by Pdl Partnership, together with the ownership of an aggregate of 24,601 additional shares of Class A Common Stock individually by the Ivy Principals, Pdl Partnership and the Ivy Principals have beneficial ownership of an aggregate of approximately 47% of the outstanding shares of Class A Common Stock of the Company, which class of stock is entitled to elect two-thirds of the Board of Directors of the Company. By reason of such beneficial ownership, the Ivy Principals are in a position substantially to control elections of the Board of Directors of the Company.

     The Board of Directors has adopted a resolution pursuant to which Presidential will not make any loan to Ivy nor enter into any other material transaction with Ivy unless such transaction is unanimously approved by the Directors of Presidential who are not otherwise affiliated with Presidential or Ivy (with no more than one abstention).

     The following table sets forth information with respect to all outstanding loans to Ivy at December 31, 1993 and December 31, 1994:

        ORIGINAL                                            BASIC          CARRYING VALUE          STATUS OF
          LOAN                                             INTEREST    -----------------------        LOAN
DATE    ADVANCED                DESCRIPTION                  RATE       12/31/94     12/31/93       12/31/94
- - -----  -----------  -----------------------------------  ------------  ----------   ----------   --------------
 1981   $5,285,000  UTB Associates, a partnership in     11.8 to       $  764,056   $  831,785   Good Standing
                    which Presidential owns a 66 2/3%    25.33%
                    interest, sold an apartment
                    property in New Haven, Ct. to Ivy
                    for long-term, non-recourse
                    purchase money notes

 1985      300,000  Loan for the cooperative conversion  1.5% over              0       54,090   Repaid
                    of property in Long Beach, N.Y.      Chase Prime

 1984    4,305,500  Sale by Presidential to Ivy of 50%   13.25%         2,306,843    3,213,674   In Default(1)
                    interest in a partnership which
                    owns an apartment complex in
                    Alexandria, Va. (Overlook loan)

 1991            0  UTB End Loans: Purchase money notes  Various          304,435      345,590   Good Standing
                    on co-op apartments. These notes
                    were transferred to Presidential as
                    part of the Settlement Agreement
                    with Ivy

 1991      155,084  Consolidated Loans: Replaces         Chase Prime      136,008      143,713   Good Standing
                    previously defaulted loans(2)
                                                                       ----------   ----------
                    Total Loans                                         3,511,342    4,588,852
                    Less: Discounts                                       193,851      222,897
                    Deferred gain on Overlook loan                      2,306,843    3,213,674
                                                                       ----------   ----------
                    Net Carrying Value                                 $1,010,648   $1,152,281
                                                                       ==========   ==========

- - ---------------
(1) This loan has been in default since 1990 and is classified as a nonaccrual loan. Pursuant to a Settlement Agreement effectuated in November, 1991 between the Company and Ivy (the "Settlement Agreement") relating to this loan and other outstanding loans to Ivy, Ivy agreed to give Presidential a deed in lieu of foreclosure to various assets held by Presidential as collateral for this loan, but since Presidential in its capacity as a secured creditor exercises significant control over, and receives the economic benefits from, such collateral, Presidential has no current plans to request such deed or foreclose on its collateral.

(2) As part of the Settlement Agreement with Ivy, certain of Presidential's outstanding nonrecourse loans to Ivy were modified and consolidated into two nonrecourse loans (collectively, the "Consolidated Loans") that are collateralized by substantially all of Ivy's remaining business assets with respect to which Presidential either did not previously have any security interest or had a junior security interest (collectively, the "Consolidated Collateral"). The terms of the Settlement Agreement permit Ivy to use the proceeds of each sale of Consolidated Collateral to (1) pay existing indebtedness of Ivy to its bank and trade creditors and certain operating expenses and (2) create and fund specified reserves to provide for payment of future obligations and potential liabilities. At December 31, 1994, the Consolidated Loans have an outstanding principal balance of $3,338,369 (net of a participation interest in two of the loans that are consolidated into the Consolidated Loans) and a net carrying value of $136,008. In light of Ivy's substantial indebtedness, Presidential does not expect to recover any material amount on the Consolidated Loans in excess of their net carrying value.

     As part of the Settlement Agreement with Ivy, Presidential obtained an option to acquire Scorpio Entertainment, Inc., a company owned by the Ivy Principals to carry on theatrical productions. If the option is exercised, the $100,000 purchase price may be paid by crediting it against amounts due to Presidential from the Ivy Principals under the Consolidated Loans. However, there can be no assurance that this option will have any substantial value to Presidential or will be exercised by Presidential.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of Presidential has an Executive Committee, an Audit Committee, a Compensation and Pension Committee and an Unaffiliated Director Committee. The Board of Directors does not have a nominating committee.

     The members of the Executive Committee are Jeffrey F. Joseph, Robert E. Shapiro and Joseph Viertel. The function of the Executive Committee is to make general and specific recommendations to the Board of Directors with respect to matters to be considered by the Board. The Executive Committee meets from time to time throughout the year as required by the business of Presidential.

     The members of the Audit Committee are Richard Brandt, Mortimer Caplin and Robert Feder. The function of the Audit Committee is to review the policies and procedures adopted by the Company and its independent public accountants with respect to the financial reporting by the Company. The Audit Committee held one meeting during the Company's last fiscal year.

     The members of the Compensation and Pension Committee are Richard Brandt, Mortimer Caplin and Robert Feder. The function of the Compensation and Pension Committee is to recommend guidelines and specific compensation levels to the Board of Directors of the Company for the executive officers of the Company. The Compensation and Pension Committee held three meetings during the Company's last fiscal year.

     The members of the Unaffiliated Director Committee are Richard Brandt, Mortimer Caplin and Robert Feder. The function of the Unaffiliated Director Committee is to review and vote upon any material transaction with Ivy Properties, Ltd. or any of its affiliates. The Company will not enter into any material transaction with Ivy or any affiliate of Ivy unless the members of the Unaffiliated Director Committee unanimously approve the transaction, with no more than one abstention.

     The Board of Directors of the Company held four meetings during the Company's last fiscal year. All of the directors attended all of the meetings in 1994 of the Board of Directors and the committees of which they were members.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Deloitte & Touche, LLP, who, with their predecessor companies, have been the independent public accountants for Presidential and its predecessor companies since 1960, will have representatives present at the Annual Meeting of Stockholders who will have an opportunity to make a statement if they desire to do so and to respond to appropriate questions. Deloitte & Touche, LLP has advised the Company that neither it nor, to the best of its knowledge, any of its members has any direct or material indirect financial interest in the Company nor has it had any connection during the past five years with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee other than as independent auditors for the Company.

                                 OTHER MATTERS

     At the date of this Proxy Statement, the only proposals which the management intends to present at the meeting are those set forth in the Notice of the Annual Meeting of Stockholders. Management knows of no other matter which may come before the meeting, but if any other matters properly come before the meeting, it is intended that proxies in the accompanying forms will be voted thereon in accordance with the judgment of the person or persons voting the proxies.

               PROPOSALS FOR 1996 ANNUAL MEETING OF STOCKHOLDERS

     Shareholder proposals for the 1996 Annual Meeting of Stockholders must be received by the Secretary at the corporate offices of Presidential, 180 South Broadway, White Plains, New York 10605, no later than December 27, 1995 for inclusion in the Proxy Statement for the 1996 Annual Meeting of Stockholders.

                              COST OF SOLICITATION

     The cost of soliciting proxies in the accompanying forms has been or will be borne by the Company. In addition to solicitation by mail, solicitations may be made by telephone calls by existing employees of the Company.

     IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE MEETING. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, YOU ARE REQUESTED TO SIGN THE ENCLOSED PROXY OR PROXIES AND RETURN SAME IN THE ENCLOSED STAMPED AND ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE.

     A STOCKHOLDER EXECUTING AND RETURNING A PROXY HAS THE POWER TO REVOKE IT AT ANY TIME BEFORE IT IS VOTED BY GIVING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY, BY SUBMISSION OF ANOTHER PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND REQUESTING TO VOTE IN PERSON.

April 24, 1995

[LOGO]                  PRESIDENTIAL REALTY CORPORATION         (Class A Shares)
                180 South Broadway, White Plains, New York 10605
                                MANAGEMENT PROXY
          This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints JEFFREY F. JOSEPH and THOMAS VIERTEL, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to appear and vote all of the shares of Class A stock standing in the name of the undersigned on April 28, 1995, at the Annual Meeting of Stockholders of Presidential Realty Corporation to be held at the Crown Plaza Holiday Inn Hotel, Hale Avenue, White Plains, New York, on June 15, 1995 at 2:00 P.M., New York time, and at any and all adjournments thereof, and the undersigned hereby instructs said attorneys to vote as designated below:

     1. ELECTION OF DIRECTORS
        FOR all nominees listed below:           WITHHOLD AUTHORITY
        (except as marked to the contrary        to vote for all nominees listed
        below)/ /                                below/ /

       ROBERT FEDER, JEFFREY F. JOSEPH, ROBERT E. SHAPIRO, JOSEPH VIERTEL

INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

- - --------------------------------------------------------------------------------
     2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.

The undersigned hereby acknowledges receipt of the Proxy Statement dated April 24, 1995.

             (Continued and to be Dated and Signed on reverse side)

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

Dated................., 1995
                                  Please sign exactly as name
                                 appears below. When shares are held
                                 by joint tenants, both should sign.
                                 When signing as attorney, as
                                 executor, administrator, trustee or
                                 guardian, please give full title as
                                 such. If a corporation, please sign
                                 in full corporate name by President
                                 or other authorized officer. If a
                                 partnership, please sign in
                                 partnership name by authorized
                                 person.


                                 -----------------------------------
                                 Signature

                                 -----------------------------------
                                 Signature if held jointly.

                                 PLEASE MARK, SIGN, DATE AND RETURN
                                 THE PROXY CARD PROMPTLY USING THE
                                 ENCLOSED ENVELOPE.

[LOGO]                    PRESIDENTIAL REALTY CORPORATION       (Class B Shares)
                180 South Broadway, White Plains, New York 10605
                                MANAGEMENT PROXY
          This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints JEFFREY F. JOSEPH and THOMAS VIERTEL, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to appear and vote all of the shares of Class B stock standing in the name of the undersigned on April 28, 1995, at the Annual Meeting of Stockholders of Presidential Realty Corporation to be held at the Crown Plaza Holiday Inn Hotel, Hale Avenue, White Plains, New York, on June 15, 1995 at 2:00 P.M., New York time, and at any and all adjournments thereof, and the undersigned hereby instructs said attorneys to vote as designated below:

     1. ELECTION OF DIRECTORS
        FOR all nominees listed below:        WITHHOLD AUTHORITY
        (except as marked to the contrary     to vote for all nominees listed
        below)/ /                             below/ /

                       RICHARD BRANDT, MORTIMER M. CAPLIN

INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

- - --------------------------------------------------------------------------------
     2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.

The undersigned hereby acknowledges receipt of the Proxy Statement dated April 24, 1995.

         (Continued and to be Dated and Signed on reverse side)

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

Dated.................., 1995
                                Please sign exactly as name appears
                            below. When shares are held by joint
                            tenants, both should sign. When signing
                            as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                            ----------------------------------------
                            Signature

                            ----------------------------------------
                            Signature if held jointly.

                            PLEASE MARK, SIGN, DATE AND RETURN THE
                            PROXY CARD PROMPTLY USING THE ENCLOSED
                            ENVELOPE.